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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 9, 2005 (June 9, 2005)

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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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
                 New York                                  1-5452                                15-0405700
     (State or other jurisdiction of              (Commission File Number)            (IRS Employer Identification No.)
              incorporation)
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          163-181 Kenwood Avenue, Oneida, New York                   13421
          (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.     REGULATION FD DISCLOSURE

               On June 9, 2005, Oneida Ltd. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

               The information contained in Item 7.01 to this Form 8-K and
               Exhibit 99.1 shall not be deemed "filed" for purposes of Section
               18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.     FINANCIAL STATEMENTS & EXHIBITS.

               (c.) Exhibits

                    EXHIBIT 99.1 Press Release dated June 9, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ONEIDA LTD.

                                               By: /s/ ANDREW G. CHURCH
                                                   --------------------
                                                        Andrew G. Church
                                                        Senior Vice President &
                                                        Chief Financial Officer

Dated: June 9, 2005